Summary Prospectus November 28, 2023

MFS® Intrinsic Value Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated November 28, 2023, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

class	ticker symbol
Class A	UIVVX
Class C	UIVCX
Class I	UIVIX
Class R1	UIVMX
Class R2	UIVNX
Class R3	UIVPX
Class R4	UIVQX
Class R6	UIVRX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below. You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 8 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	C	I	R1	R2	R3	R4	R6
Management Fee	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.28%
Total Annual Fund Operating Expenses	8.15%	8.90%	7.90%	8.90%	8.40%	8.15%	7.90%	7.88%
Fee Reductions and/or Expense Reimbursements[1]	(7.21)%	(7.21)%	(7.21)%	(7.21)%	(7.21)%	(7.21)%	(7.21)%	(7.26)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.94%	1.69%	0.69%	1.69%	1.19%	0.94%	0.69%	0.62%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1	Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund’s management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least November 30, 2024. MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.94% of the class’ average daily net assets annually for each of Class A and Class R3 shares, 1.69% of the class’ average daily net assets annually for each of Class C and Class R1 shares, 0.69% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 1.19% of the class’ average daily net assets annually for Class R2 shares, and 0.62% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least November 30, 2024.

UIV-SUM-112823

MFS Intrinsic Value Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$665	$2,214	$3,667	$6,916
Class C Shares assuming[1]
redemption at end of period	$272	$1,940	$3,572	$7,025
no redemption at end of period	$172	$1,940	$3,572	$7,025
Class I Shares	$70	$1,671	$3,180	$6,587
Class R1 Shares	$172	$1,940	$3,572	$7,129
Class R2 Shares	$121	$1,806	$3,379	$6,866
Class R3 Shares	$96	$1,739	$3,280	$6,728
Class R4 Shares	$70	$1,671	$3,180	$6,587
Class R6 Shares	$63	$1,661	$3,169	$6,573

1	Shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A share expenses after eight years.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS focuses on investing the fund’s assets in the stocks of companies that it believes are undervalued compared to their intrinsic value. MFS evaluates the intrinsic value of a company by considering the full context of how the company’s cash flows are generated. MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace and seeks to invest in companies that exhibit characteristics such as cash flow in excess of capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, and/or the ability to weather economic downturns. These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies under a traditional value investment strategy.

MFS may invest the fund’s assets in securities of companies of any size.

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund’s assets across different industries and sectors, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry or sector.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not produce the intended results.

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

Intrinsic Value Strategy Risk: The stocks of companies that MFS believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to emerging markets or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund’s performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large

MFS Intrinsic Value Fund

redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund’s performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table are not included because the fund did not have a full calendar year of operations as of the date of this prospectus. Performance information reflecting the fund’s performance since it commenced operations is available online at mfs.com or by calling 1-800-225-2606. The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Timothy Dittmer	2022	Investment Officer of MFS
Benjamin Stone	2022	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 430 W 7th Street, Kansas City, MO 64105-1407), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Purchases of Class R1 and Class R2 shares are closed to new eligible investors. Existing eligible investors can make additional purchases and reinvest distributions in Class R1 and Class R2 shares in any account open. Existing eligible investors may also exchange their Class R1 and Class R2 shares for the same share class of another MFS fund, open new Class R1 and Class R2 share accounts in other MFS funds, and transfer some or all of the shares in their account to another account and such account will be treated as having been open. Subject to the approval of the fund’s Board of Trustees, the fund may in the future (i) close purchases of Class R1 and/or Class R2 shares to existing eligible investors; (ii) terminate and liquidate Class R1 and/or Class R2 shares; or (iii) convert Class R1 and/or Class R2 shares to another share class of the fund. Such actions may be undertaken without shareholder approval, but the fund expects to provide shareholders with at least 60 days’ notice before taking any such action.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of the fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.